SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549


                                FORM 8-K

                             CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF
                 THE SECURITIES AND EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported):      July 18, 1996
                                                 -------------------------



                              HASBRO, INC.
                          --------------------
                          (Name of Registrant)



 RHODE ISLAND                    1-6682                    05-0155090
- - --------------                ------------             -------------------
  (State of                   (Commission                 (IRS Employer
Incorporation)                File Number)             Identification No.)



1027 NEWPORT AVE., PAWTUCKET, RHODE ISLAND                   02861
- - ------------------------------------------             -------------------
 (Address of Principal Executive Offices)                  (Zip Code)



                             (401) 431-8697
                     -------------------------------
                     (Registrant's Telephone Number)






Item 5.    Other Events

           The July 18, 1996 Press Release of the Registrant attached hereto as EXHIBIT 99 is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits

           99   Press Release, dated July 18, 1996, of Hasbro, Inc.




SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     HASBRO, INC.
                                                     ------------
                                                     (Registrant)


Date: July 18, 1996                           By:\s\John T. O'Neill
                                                 -----------------------
                                                      John T. O'Neill

                                              Executive Vice President and
                                              Chief Financial Officer
                                              (Duly Authorized Officer and
                                              Principal Financial Officer)






                                  HASBRO, INC.
                           Current Report on Form 8-K
                              Dated July 18, 1996


                                 Exhibit Index

Exhibit
  No.                              Exhibits
- - -------                            --------

99           Press Release dated July 18, 1996